EXHIBIT 12(B)

           CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, John J. Kelley, President & Chief Executive Officer of WT Mutual Fund (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.   The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Registrant.


Date:    September 4, 2009             /s/ John J. Kelley
     ----------------------            -----------------------------------------
                                       John J. Kelley, President & Chief
                                       Executive Officer
                                       (principal executive officer)


I, John C. McDonnell, Vice President & Chief Financial Officer of WT Mutual Fund (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.   The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Registrant.


Date:    September 4, 2009             /s/ John C. McDonnell
     ----------------------            -----------------------------------------
                                       John C. McDonnell, Vice President & Chief
                                       Financial Officer
                                       (principal financial officer)